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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 13, 1998


                                     0-27352
                            (Commission File Number)

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                                 HYBRIDON, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                                            3072298
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  (State of Incorporation)                               (IRS Employer
                                                      Identification Number)

               620 Memorial Drive, Cambridge, Massachusetts 02139
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              (Address of registrant's principal executive office)

                                 (617) 528-7000
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                         (Registrant's telephone number)

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ITEM 5. Other Events


         Hybridon, Inc. (the "Company") and State Street Bank and Trust Company, as trustee (the "Trustee"), have entered into a First Supplemental Indenture, dated as of January 13, 1998 (the "Supplemental Indenture"). The Supplemental Indenture amended the Indenture, dated as of March 26, 1997, between the Company and Trustee (the "Original Indenture"), which governs the Company's 9% Convertible Subordinated Notes due 2004 (the "Notes"). The resulting modifications to the Original Indenture affect the rights of the holders of the Notes and subsequent transferees. Prior to making any investment decision with respect to the Notes, all offerors and offerees of the Notes are urged to review carefully the Supplemental Indenture, the text of which is attached hereto as an exhibit and is incorporated herein by reference, and to ascertain from the Company or otherwise whether such Notes are Consenting Notes (as defined in the Supplemental Indenture).


ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits.

Exhibit Number                                       Title
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     99             First Supplemental Indenture,  dated as of January 13, 1998, by and between Hybridon, Inc. and State Street Bank and Trust Company, as Trustee

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         HYBRIDON, INC.

                                         By:   /s/ E. ANDREWS GRINSTEAD, III
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                                               Name:   E. Andrews Grinstead, III
                                               Title:  Chairman of the Board,
                                                       President and Chief
                                                       Executive Officer

                                         Date:  January 15, 1998